UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2013

LEGG MASON BW

ABSOLUTE RETURN

OPPORTUNITIES FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to generate positive returns that are independent of market cycles.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Absolute Return Opportunities Fund for the twelve-month reporting period ended October 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 29, 2013

II	Legg Mason BW Absolute Return Opportunities Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended October 31, 2013 (the “reporting period”), but the pace was mixed. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then accelerated, as first quarter 2013 GDP growth was 1.1%, supported by strengthening consumer spending. GDP growth in the second quarter further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The U.S. Department of Commerce’s initial reading for third quarter 2013 GDP growth, released after the reporting period ended, was 2.8%. Stronger growth was driven, in part, by a deceleration in imports and increased private inventory investment and state and local government spending.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. Unemployment fell to 7.7% in February 2013 and edged lower over much of the next seven months to reach 7.2% in September 2013, its lowest reading since November 2008. Unemployment then ticked up to 7.3% in October. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in October, the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 3.2% on a seasonally adjusted basis in October 2013 versus the previous month, but were 6.0% higher than in October 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,500 in October 2013, up 12.8% from October 2012. This marked the eleventh consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in October 2013 was 1.8% lower than the previous month at a 5.0 month supply at the current sales pace and was 0.9% higher than in October 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the PMI fell to 49.5 in November 2012. This represented the PMI’s lowest reading since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing then expanded over the next five months, before contracting again in May 2013, with a PMI of 49.0. However, this was a temporary setback, as the PMI rose over the next five months and was 56.4 in October, the best reading since April 2011.

Growth outside the U.S. was mixed during the reporting period. In its October 2013 World Economic Outlook, the International Monetary Fund (“IMF”) stated that “The

Legg Mason BW Absolute Return Opportunities Fund	III

Investment commentary (cont’d)

world economy has entered yet another transition. Advanced economies are gradually strengthening. At the same time, growth in emerging market economies has slowed.” From a regional perspective, the IMF anticipates 2013 growth will be -0.4% in the Eurozone. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that the difference is narrowing. The IMF now projects that emerging market growth will moderate from 4.9% in 2012 to 4.5% in 2013. In particular, China’s economy is expected to grow 7.6% in 2013 versus 7.7% in 2012.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, the Fed maintained its asset purchase program and said that “Asset purchases are not on a preset course, and the Committee’s decisions about their pace will remain contingent on the Committee’s economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

Given the economic challenges in the Eurozone, in September 2012, prior to the beginning of the reporting period, the European Central Bank (“ECB”)v introduced its Outright Monetary Transactions (“OMT”) program. With the OMT program, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rate to a new record low of 0.25% in November 2013, after the reporting period ended. In other developed countries, the Bank of England kept rates on hold at 0.50%

IV	Legg Mason BW Absolute Return Opportunities Fund

during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 29, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Legg Mason BW Absolute Return Opportunities Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to generate positive returns that are independent of market cycles. Under normal market conditions, the Fund seeks to meet its investment objective through strategic investments in domestic and foreign fixed-income securities and currencies. The Fund will initiate long and short exposures by investing across bond sectors, including sovereign debt and corporate bonds, currencies, and derivative instruments. Short exposure will be established primarily through the use of derivatives, including currency forwards, interest rate swaps and futures.

Long investments are typically concentrated in sovereign debt or currencies of 6 to 12 countries, or corporate debt of issuers in those countries that we believe offer the most attractive absolute return opportunities. Short positions are typically established in interest rates or currencies that we believe are overvalued, will fall in value and can potentially generate absolute returns. The Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging market countries. We intend to maintain an average weighted portfolio quality of A- or better, whether composed of rated securities or unrated securities that we deem to be of comparable quality. The Fund will invest in both investment grade and below investment grade securities and currencies of developed and emerging countries. The weighted average effective durationi of the Fund’s portfolio, including derivatives, is expected to range from -5 to +5 years. The Fund’s use of derivatives may be extensive.

The Fund’s broad mandate gives us strategic flexibility to change allocations and shift between long and short exposures in an attempt to take advantage of evolving opportunities. In making investment decisions on behalf of the Fund, we apply a top-down, macro-driven investment process and invest where we believe opportunities exist with respect to interest rate levels and currency valuations. We consider secular trends, political and monetary conditions and business cycle risks when making investment decisions. We also take into account the relative risk and return characteristics of prospective investments when determining how to achieve desired exposures.

Q. What were the overall market conditions for the Fund’s reporting period?

A. Government bond yields increased by 50-100 basis points in most countries on optimism for U.S. economic growth, which catalyzed Federal Reserve Board (“Fed”)ii rhetoric on stimulus tapering. Term bond yields showed relatively high correlations during the period given the intensity of G3iii policy intervention. Shorter-term yields around the globe moved in different directions, however, based on monetary policy in the individual countries. For instance, Mexico, Hungary, and Australia cut policy rates in reaction to weak global export growth and global disinflationary pressures, while Brazil increased rates to counter domestic inflationary pressures — despite the country’s domestic economic weakness. Indonesia and India also hiked rates with an eye on protecting against a currency run. In response to the Fed tapering rhetoric and a precarious growth downshift from China, investors cooled on assets from less

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	1

Fund overview (cont’d)

developed countries dependent on capital inflows. Broadly, emerging markets growth expectations for 2013 and 2014 fell markedly during the year.

An environment of better developed market growth and global disinflationary pressures underpinned another strong year for developed market credit. Credit spreads tightened across the board and even though global treasury rates increased modestly, the short end of major yield curvesiv remained anchored by near-zero policy rates. European credit outperformed U.S. credit based on greater improvements to economic growth expectations, albeit from a base of weaker expectations at the beginning of the period. Emerging markets credit also produced positive performance, but generated lackluster relative performance compared to U.S. and European high-yield corporate credit. Fragility in emerging markets growth expectations and volatility in currency and bond markets weighed on emerging credit. Non-agency Mortgage-Backed Securities (“MBS”) produced excellent returns as housing markets rallied from a price perspective globally, and especially in the U.S.

Q. How did we respond to these changing market conditions?

A. The Fund took advantage of attractive valuations in global bond and currency markets as a result of the summer volatility. During that time the Fund increased exposure to local currency Brazilian debt. To pay for the purchase, the Fund significantly decreased non-agency MBS exposure and trimmed Polish local-currency bonds. U.S. non-agency MBS outperformed significantly in recent periods on the back of better housing data and an improved risk appetite for higher-yielding and less liquid credit instruments. The Fund sold Polish debt due to high valuations and an expectation that the central bank’s rate-cut cycle was nearing conclusion. Lastly, the Fund decreased exposure in U.S. and European corporate credit prior to the summer, only to repurchase similar positions when spreads widened during the volatile summer period. Corporate credit transactions, both sales early in the period and purchases in the summer, focused on financials and industrials.

Performance review

For the twelve months ended October 31, 2013, Class A shares of Legg Mason BW Absolute Return Opportunities Fund, excluding sales charges, returned 2.17%. The Fund’s unmanaged benchmark, the Citigroup 3-Month U.S. Treasury Bill Indexv, returned 0.06% for the same period. The Lipper Alternative Credit Focus Funds Category Average1 returned 1.59% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 127 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

Performance Snapshot as of October 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason BW Absolute Return Opportunities Fund:
Class A	-4.72%	2.17%
Class C	-5.06%	1.45%
Class C1♦	-4.96%	1.67%
Class FI	-4.71%	2.18%
Class R	-4.85%	1.91%
Class I	-4.48%	2.62%
Class IS	-4.50%	N/A
Citigroup 3-Month U.S. Treasury Bill Index	0.02%	0.06%
Lipper Alternative Credit Focus Funds Category Average[1]	-1.44%	1.59%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class IS shares for the twelve-month period is not shown because this share class commenced operations on March 1, 2013.

The 30-Day SEC Yields for the period ended October 31, 2013 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 2.45%, 1.75%, 1.97%, 2.63%, 2.25%, 2.85% and 2.95%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class C, Class C1, Class R, Class I and Class IS shares were 1.65%, 1.90%, 2.22%, 2.78% and 2.92%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 1.50%, 1.85%, 2.03%, 1.64%, 1.91%, 1.03% and 1.03%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 137 funds for the six-month period and among the 127 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	3

Fund overview (cont’d)

assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.20% for Class A shares, 1.95% for Class C shares, 1.70% for Class C1 shares, 1.20% for Class FI shares, 1.45% for Class R shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed those of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Currency decisions provided the largest contribution to relative performance during the period. A Japanese yen short accounted for much of the outperformance, though a long Mexican peso exposure and positioning in the Australian dollar also contributed. The yen experienced a free-fall from November 2012 through May 2013 associated with a dramatic policy change at the central bank designed to target two percent inflation by 2015. The Fund benefited from a short Australian dollar position until a Chinese growth scare significantly depreciated the currency in the summer. At that point the Fund covered the short position and now maintains a small unhedged position in local-currency Australian bonds. A higher-yield profile and positioning in U.S. and European credit produced significant but secondary contributions to relative performance.

Q. What were the leading detractors from performance?

A. Exposure to longer duration Brazilian and Mexican sovereigns weighed on relative performance. Yields on the long end of both curves increased during the period. Although currency broadly contributed to performance, exposure to the Brazilian real and South African rand weighed on relative performance. Investors’ expectations for economic growth in both countries declined during the period while financial market volatility weighed on a broad spectrum of less developed countries, including Brazil and South Africa. Lastly, a short euro exposure during the period detracted from performance. Economic growth and financial market conditions in Europe improved during the period and the European Central Bank (“ECB”)vi, uniquely among G4vii central banks, allowed their balance sheet to passively contract as banks repaid loans associated with Longer Term Refinancing Operations. Both trends helped to support the euro’s valuation.

Derivatives transactions detracted from relative performance during the period. Futures contracts aiming to benefit from a rise in French interest rates detracted the most from performance. The managers considered this position as being paired against U.S. Treasury duration exposure. Hence the aggregate exposure was designed to take advantage of an increasing spread between U.S. and French interest rates. French interest rates moved lower based on the European Central Bank’s Outright Monetary Transactions Program, which committed the

4	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

bank to purchase sovereign debt under certain conditions and lowered rates by removing credit spreads above German Bunds in many euro-based countries.

Thank you for your investment in Legg Mason BW Absolute Return Opportunities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

David F. Hoffman, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Stephen S. Smith

Portfolio Manager

Brandywine Global Investment Management, LLC

November 20, 2013

RISKS: Fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. As a non-diversified fund, the Fund is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The three most systemically important central banks, including the Federal Reserve, European Central Bank and Bank of Japan.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day U.S. Treasury bills.

vi	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vii	The four most systemically important central banks, including the Federal Reserve, European Central Bank, Bank of Japan and Bank of England.

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2013 and October 31, 2012 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2013 and held for the six months ended October 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-4.72%	$1,000.00	$952.80	1.20%	$5.91	Class A	5.00%	$1,000.00	$1,019.16	1.20%	$6.11
Class C	-5.06	1,000.00	949.40	1.89	9.29	Class C	5.00	1,000.00	1,015.68	1.89	9.60
Class C1	-4.96	1,000.00	950.40	1.70	8.36	Class C1	5.00	1,000.00	1,016.64	1.70	8.64
Class FI	-4.71	1,000.00	952.90	1.15	5.66	Class FI	5.00	1,000.00	1,019.41	1.15	5.85
Class R	-4.85	1,000.00	951.50	1.45	7.13	Class R	5.00	1,000.00	1,017.90	1.45	7.37
Class I	-4.48	1,000.00	955.20	0.85	4.19	Class I	5.00	1,000.00	1,020.92	0.85	4.33
Class IS	-4.50	1,000.00	955.00	0.75	3.70	Class IS	5.00	1,000.00	1,021.42	0.75	3.82

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1♦	Class FI	Class R	Class I	Class IS†
Twelve Months Ended 10/31/13	2.17%	1.45%	1.67%	2.18%	1.91%	2.62%	N/A
Inception* through 10/31/13	4.60	2.76	4.09	5.93	5.66	5.01	-2.33%

With sales charges[2]	Class A	Class C	Class C1♦	Class FI	Class R	Class I	Class IS†
Twelve Months Ended 10/31/13	-0.11%	0.47%	1.67%	2.18%	1.91%	2.62%	N/A
Inception* through 10/31/13	3.70	2.76	4.09	5.93	5.66	5.01	-2.33%

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/28/11 through 10/31/13)	12.79%
Class C (Inception date of 8/1/12 through 10/31/13)	3.47
Class C1♦ (Inception date of 2/28/11 through 10/31/13)	11.30
Class FI (Inception date of 10/31/11 through 10/31/13)	12.23
Class R (Inception date of 10/31/11 through 10/31/13)	11.65
Class I (Inception date of 2/28/11 through 10/31/13)	13.96
Class IS (Inception date of 3/1/13 through 10/31/13)	-2.33

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

1	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (‘CDSC’) with respect to Class C shares.

2	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25% . Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*

Inception date for Class A, C, C1♦, FI, R, I, and IS shares are February 28, 2011, August 1, 2012, February 28, 2011, October 31, 2011, October 31, 2011, February 28, 2011, and March 1, 2013, respectively.

♦	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C1 Shares of Legg Mason BW Absolute Return Opportunities Fund vs. Citigroup 3-Month U.S. Treasury Bill Index† — February 28, 2011 - October 2013

Value of $1,000,000 invested in

Class I Shares of Legg Mason BW Absolute Return Opportunities Fund vs. Citigroup 3-Month U.S. Treasury Bill Index† — February 28, 2011 - October 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C1 shares and $1,000,000 invested in Class I shares of Legg Mason BW Absolute Return Opportunities Fund on February 28, 2011 (commencement of operations), assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2013. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Citigroup 3-Month U.S. Treasury Bill Index. The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-Month U.S. Treasury bills. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C1 and I shares performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

Schedule of investments

October 31, 2013

Legg Mason BW Absolute Return Opportunities Fund

Security	Rate	Maturity Date	Face Amount †		Value
Sovereign Bonds — 53.2%
Brazil — 4.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	15,660,000	BRL	$6,489,617
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/23	66,465,000	BRL	27,048,513
Total Brazil					33,538,130
Hungary — 4.1%
Hungary Government Bond, Bonds	5.500%	2/12/16	5,880,000,000	HUF	27,899,958
Hungary Government Bond, Bonds	7.500%	11/12/20	328,460,000	HUF	1,717,803
Total Hungary					29,617,761
Ireland — 1.6%
Republic of Ireland, Bonds	4.500%	4/18/20	7,695,000	EUR	11,269,084
Italy — 5.5%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	5.000%	8/1/39	28,115,000	EUR	39,127,449	(a)
Malaysia — 1.0%
Federation of Malaysia, Senior Bonds	3.480%	3/15/23	23,565,000	MYR	7,386,650
Mexico — 13.1%
Mexican Bonos, Bonds	7.000%	6/19/14	141,881,200	MXN	11,096,992
Mexican Bonos, Bonds	8.500%	5/31/29	256,994,900	MXN	22,838,957
Mexican Bonos, Bonds	8.500%	11/18/38	335,000,000	MXN	29,032,418
Mexican Bonos, Bonds	7.750%	11/13/42	384,547,900	MXN	30,879,456
Total Mexico					93,847,823
New Zealand — 3.3%
Government of New Zealand, Senior Bonds	6.000%	5/15/21	25,770,000	NZD	23,458,254
Poland — 4.3%
Republic of Poland, Bonds	5.250%	10/25/20	87,670,000	PLN	30,794,004
Portugal — 2.5%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	3.850%	4/15/21	958,740	EUR	1,130,551	(a)
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.950%	10/25/23	13,485,000	EUR	16,638,897	(a)
Total Portugal					17,769,448
South Africa — 3.9%
Republic of South Africa, Bonds	6.750%	3/31/21	83,739,910	ZAR	8,066,058
Republic of South Africa, Bonds	6.500%	2/28/41	263,840,000	ZAR	19,659,842
Total South Africa					27,725,900
South Korea — 4.5%
Republic of Korea, Senior Bonds	5.750%	9/10/18	23,758,500,000	KRW	25,065,301
Republic of Korea, Senior Bonds	3.375%	9/10/23	7,768,300,000	KRW	7,309,057
Total South Korea					32,374,358

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	11

Schedule of investments (cont’d)

October 31, 2013

Legg Mason BW Absolute Return Opportunities Fund

Security	Rate	Maturity Date	Face Amount †		Value
Turkey — 1.4%
Republic of Turkey, Bonds	9.000%	3/5/14	19,715,000	TRY	$9,948,310
United Kingdom — 3.3%
United Kingdom Gilt, Bonds	2.250%	3/7/14	14,520,000	GBP	23,435,013	(a)
Total Sovereign Bonds (Cost — $384,193,332)					380,292,184
Collateralized Mortgage Obligations — 0.9%
CD Commercial Mortgage Trust, 2007-CD4 AMFX	5.366%	12/11/49	3,800,000		3,899,754	(b)
Countrywide Alternative Loan Trust, 2003-11T1 A1	4.750%	7/25/18	384,510		395,821
MASTR Resecuritization Trust, 2008-4 A1	6.000%	6/27/36	80,606		69,607	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2005-A6 2A2	0.450%	8/25/35	1,942,387		1,905,640	(b)
Total Collateralized Mortgage Obligations (Cost — $6,256,420)					6,270,822
Corporate Bonds & Notes — 28.1%
Consumer Discretionary — 2.9%
Automobiles — 2.5%
Ford Motor Credit Co. LLC, Senior Notes	8.000%	6/1/14	6,840,000		7,131,534
Ford Motor Credit Co. LLC, Senior Notes	8.700%	10/1/14	4,775,000		5,116,594
Ford Motor Credit Co. LLC, Senior Notes	1.516%	5/9/16	1,525,000		1,545,798	(b)
General Motors Co., Senior Notes	3.500%	10/2/18	3,780,000		3,855,600	(a)
Total Automobiles					17,649,526
Media — 0.4%
Lamar Media Corp., Senior Notes	9.750%	4/1/14	2,850,000		2,949,750
Total Consumer Discretionary					20,599,276
Financials — 21.4%
Capital Markets — 4.2%
Goldman Sachs Group Inc., Senior Notes	5.500%	11/15/14	3,985,000		4,183,194
Merrill Lynch & Co. Inc., Senior Notes	5.450%	7/15/14	5,102,000		5,271,233
Morgan Stanley, Senior Notes	5.375%	10/15/15	8,085,000		8,724,095
Morgan Stanley, Senior Notes	7.600%	8/8/17	1,368,000	NZD	1,207,238
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	10,764,000		10,946,913
Total Capital Markets					30,332,673
Commercial Banks — 9.9%
ABN AMRO Bank NV, Senior Notes	1.037%	10/28/16	10,735,000		10,734,838	(a)(b)
Barclays Bank PLC, Subordinated Notes	5.015%	11/12/13	4,456,000		4,458,424
Barclays Bank PLC, Subordinated Notes	4.750%	2/23/15	12,000,000		12,181,284
Commonwealth Bank of Australia, Senior Notes	0.753%	9/20/16	10,415,000		10,418,072	(a)(b)
Fifth Third Bancorp, Bonds	0.673%	12/20/16	2,175,000		2,149,803	(b)
HBOS PLC, Subordinated Notes	0.974%	9/6/17	2,348,000		2,230,013	(b)

See Notes to Financial Statements.

12	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

Legg Mason BW Absolute Return Opportunities Fund

Security	Rate	Maturity Date	Face Amount †		Value
Commercial Banks — continued
ING Bank NV, Subordinated Notes	0.937%	5/23/16	25,270,000		$24,606,663	(b)
ING Bank NV, Subordinated Notes	0.946%	7/3/17	1,292,000		1,248,395	(b)
Wachovia Corp., Subordinated Notes	0.576%	10/28/15	2,721,000		2,710,007	(b)
Total Commercial Banks					70,737,499
Consumer Finance — 2.2%
Ally Financial Inc., Senior Notes	4.500%	2/11/14	1,962,000		1,976,715
American Honda Finance Corp., Senior Notes	1.125%	10/7/16	8,038,000		8,081,630
Capital One Financial Corp., Senior Notes	7.375%	5/23/14	5,210,000		5,401,650
Total Consumer Finance					15,459,995
Diversified Financial Services — 5.1%
Bank of America Corp., Senior Notes	6.500%	8/1/16	1,830,000		2,079,014
Bank of America Corp., Subordinated Notes	0.594%	8/15/16	5,770,000		5,627,417	(b)
Citigroup Inc., Senior Notes	6.375%	8/12/14	1,135,000		1,184,803
Citigroup Inc., Senior Notes	5.500%	10/15/14	2,695,000		2,815,437
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	19,030,000		19,692,720
General Electric Capital Corp., Senior Notes	2.150%	1/9/15	2,481,000		2,530,270
International Lease Finance Corp., Senior Notes	5.650%	6/1/14	2,459,000		2,520,475
Total Diversified Financial Services					36,450,136
Total Financials					152,980,303
Health Care — 1.2%
Health Care Providers & Services — 1.2%
HealthSouth Corp., Senior Notes	7.250%	10/1/18	8,244,000		8,862,300
Industrials — 1.0%
Airlines — 0.1%
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	140,000	GBP	246,362	(a)
Commercial Services & Supplies — 0.9%
ADT Corp., Senior Notes	2.250%	7/15/17	6,710,000		6,507,419
Total Industrials					6,753,781
Materials — 0.4%
Metals & Mining — 0.4%
ArcelorMittal, Senior Bonds	9.500%	2/15/15	1,309,000		1,434,926
ArcelorMittal, Senior Notes	4.250%	8/5/15	1,358,000		1,402,135
Total Materials					2,837,061
Telecommunication Services — 1.2%
Diversified Telecommunication Services — 0.5%
BellSouth Corp., Notes	4.117%	4/26/14	3,418,000		3,471,929	(a)

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	13

Schedule of investments (cont’d)

October 31, 2013

Legg Mason BW Absolute Return Opportunities Fund

Security	Rate	Maturity Date	Face Amount †		Value
Wireless Telecommunication Services — 0.7%
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	5.550%	2/1/14	4,950,000		$5,004,762
Oi S.A., Senior Notes	5.750%	2/10/22	230,000		215,625	(a)
Total Wireless Telecommunication Services					5,220,387
Total Telecommunication Services					8,692,316
Total Corporate Bonds & Notes (Cost — $200,434,473)					200,725,037
U.S. Government & Agency Obligations — 2.6%
U.S. Government Obligations — 2.6%
U.S. Treasury Bonds (Cost — $19,194,872)	2.875%	5/15/43	21,655,000		18,579,319
Non-U.S. Treasury Inflation Protected Securities — 1.4%
Italy — 1.4%
Italy Buoni Poliennali Del Tesoro, Senior Notes (Cost — $9,376,825)	2.350%	9/15/35	8,292,729	EUR	10,055,136	(a)
Total Investments before Short-Term Investments (Cost — $619,455,922)					615,922,498
Short-Term Investments — 14.1%
Underlying Fund Investments — 1.8%
State Street Institutional Liquid Reserves Fund (Cost — $12,797,068)	0.073%		12,797,068		12,797,068
U.S. Government Obligations — 12.3%
U.S. Treasury Bills	0.125%	11/14/13	300		300	(c)
U.S. Treasury Bills	0.096-0.100%	3/6/14	67,930,400		67,917,425	(c)
U.S. Treasury Bills	0.073%	8/21/14	20,365,000		20,352,150	(c)
Total U.S. Government Obligations					88,269,875
Total Short-Term Investments (Cost — $101,057,178)					101,066,943
Total Investments — 100.3% (Cost — $720,513,100#)					716,989,441
Liabilities in Excess of Other Assets — (0.3)%					(2,381,794)
Total Net Assets — 100.0%					$714,607,647

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $720,893,986.

See Notes to Financial Statements.

14	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

Legg Mason BW Absolute Return Opportunities Fund

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PLN	— Polish Zloty
TRY	— Turkish Lira
ZAR	— South African Rand

Summary of Investments by Country (unaudited)**
United States	20.7%
Mexico	13.1
Italy	6.9
United Kingdom	5.9
Netherlands	5.1
Brazil	4.7
South Korea	4.5
Poland	4.3
Hungary	4.1
South Africa	3.9
New Zealand	3.3
Portugal	2.5
Ireland	1.6
Australia	1.4
Turkey	1.4
Japan	1.1
Malaysia	1.0
Luxembourg	0.4
Short-Term Investments	14.1
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2013 and are subject to change.

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	15

Statement of assets and liabilities

October 31, 2013

Assets:
Investments, at value (Cost — $720,513,100)	$716,989,441
Deposits with brokers for open futures contracts	11,297,390
Interest receivable	9,106,484
Receivable for securities sold	3,769,357
Unrealized appreciation on forward foreign currency contracts	3,400,920
Receivable for Fund shares sold	2,113,183
Prepaid expenses	64,389
Total Assets	746,741,164

Liabilities:
Payable for securities purchased	10,597,310
Unrealized depreciation on forward foreign currency contracts	10,122,200
Payable to broker — variation margin on open futures contracts	6,668,346
Due to custodian	2,338,793
Payable for Fund shares repurchased	1,552,618
Investment management fee payable	359,735
Distributions payable	319,328
Service and/or distribution fees payable	43,114
Accrued expenses	132,073
Total Liabilities	32,133,517
Total Net Assets	$714,607,647

Net Assets:
Par value (Note 7)	$573
Paid-in capital in excess of par value	723,934,151
Overdistributed net investment income	(1,217,252)
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	8,754,815
Net unrealized depreciation on investments, futures contracts and foreign currencies	(16,864,640)
Total Net Assets	$714,607,647

Shares Outstanding:
Class A	11,168,717
Class C	1,017,431
Class C1	386,230
Class FI	18,320
Class R	2,711
Class I	29,830,835
Class IS	14,899,566

See Notes to Financial Statements.

16	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

Net Asset Value:
Class A (and redemption price)	$12.46
Class C*	$12.46
Class C1 (and redemption price)	$12.46
Class FI (and redemption price)	$12.46
Class R (and redemption price)	$12.46
Class I (and redemption price)	$12.47
Class IS (and redemption price)	$12.47
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$12.75

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	17

Statement of operations

For the Year Ended October 31, 2013

Investment Income:
Interest	$11,738,362
Less: Foreign taxes withheld	(113,077)
Total Investment Income	11,625,285

Expenses:
Investment management fee (Note 2)	2,326,431
Service and/or distribution fees (Notes 2 and 5)	260,362
Transfer agent fees (Note 5)	196,778
Custody fees	149,292
Registration fees	131,631
Fees recaptured by investment manager (Note 2)	107,675
Trustees’ fees	50,316
Audit and tax	43,362
Fund accounting fees	39,262
Shareholder reports	38,047
Legal fees	15,414
Insurance	4,315
Miscellaneous expenses	15,924
Total Expenses	3,378,809
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(108,190)
Net Expenses	3,270,619
Net Investment Income	8,354,666

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,246,376
Futures contracts	2,668,961
Foreign currency transactions	(2,792,806)
Net Realized Gain	1,122,531
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(6,598,652)
Futures contracts	(6,601,279)
Foreign currencies	(6,403,129)
Change in Net Unrealized Appreciation (Depreciation)	(19,603,060)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(18,480,529)
Decrease in Net Assets from Operations	$(10,125,863)

See Notes to Financial Statements.

18	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2013	2012

Operations:
Net investment income	$8,354,666	$1,724,032
Net realized gain	1,122,531	1,731,729
Change in net unrealized appreciation (depreciation)	(19,603,060)	2,850,235
Increase (Decrease) in Net Assets from Operations	(10,125,863)	6,305,996

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(319,328)	(1,614,775)
Net realized gains	(2,050,571)	(205,099)
Return of capital	(8,001,953)	—
Decrease in Net Assets from Distributions to Shareholders	(10,371,852)	(1,819,874)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	913,418,240	90,668,386
Reinvestment of distributions	8,157,423	1,603,500
Cost of shares repurchased	(275,810,037)	(50,784,296)
Increase in Net Assets from Fund Share Transactions	645,765,626	41,487,590
Increase in Net Assets	625,267,911	45,973,712

Net Assets:
Beginning of year	89,339,736	43,366,024
End of year*	$714,607,647	$89,339,736
* Includes overdistributed net investment income of:	$(1,217,252)	$(97,309)

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2013	2012	2011[2]

Net asset value, beginning of year	$12.73	$11.91	$12.00

Income (loss) from operations:
Net investment income	0.26	0.29	0.16
Net realized and unrealized gain (loss)	0.02	0.87	(0.10)
Total income from operations	0.28	1.16	0.06

Less distributions from:
Net investment income	(0.00) †	(0.28)	(0.15)
Net realized gains	(0.27)	(0.06)	—
Return of capital	(0.28)	—	—
Total distributions	(0.55)	(0.34)	(0.15)

Net asset value, end of year	$12.46	$12.73	$11.91
Total return[3]	2.17%	9.83%	0.51%

Net assets, end of year (000s)	$139,179	$17,205	$22,560

Ratios to average net assets:
Gross expenses	1.22%[4]	1.50%	2.41%[5]
Net expenses[6,7,8]	1.20 [4]	1.18	1.20 [5]
Net investment income	2.08	2.39	2.04 [5]

Portfolio turnover rate	92%	97%	105%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2011 (inception date) through October 31, 2011.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

†	Amount represents less than $0.005.

See Notes to Financial Statements.

20	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2013	2012[2]

Net asset value, beginning of year	$12.73	$12.54

Income from operations:
Net investment income	0.16	0.06
Net realized and unrealized gain	0.03	0.19
Total income from operations	0.19	0.25

Less distributions from:
Net investment income	(0.00) †	(0.06)
Net realized gains	(0.27)	—
Return of capital	(0.19)	—
Total distributions	(0.46)	(0.06)

Net asset value, end of year	$12.46	$12.73
Total return[3]	1.45%	1.99%

Net assets, end of year (000s)	$12,680	$515

Ratios to average net assets:
Gross expenses	1.91%[4]	1.85%[5]
Net expenses[6,7,8]	1.89 [4]	1.85 [5]
Net investment income	1.30	2.09 [5]

Portfolio turnover rate	92%	97%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) through October 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than, interest, brokerage commission, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

†	Amount represents less than $0.005.

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C1 Shares[1,2]	2013		2012	2011[3]

Net asset value, beginning of year	$12.73		$11.91	$12.00

Income (loss) from operations:
Net investment income	0.22		0.22	0.12
Net realized and unrealized gain (loss)	0.00	[4]	0.87	(0.10)
Total income from operations	0.22		1.09	0.02

Less distributions from:
Net investment income	(0.00)	[4]	(0.21)	(0.11)
Net realized gains	(0.27)		(0.06)	—
Return of capital	(0.22)		—	—
Total distributions	(0.49)		(0.27)	(0.11)

Net asset value, end of year	$12.46		$12.73	$11.91
Total return[5]	1.67%		9.28%	0.18%

Net assets, end of year (000s)	$4,813		$7,460	$14,569

Ratios to average net assets:
Gross expenses	1.81%[6]		2.03%	2.90%[7]
Net expenses[8,9,10]	1.70	[6]	1.67	1.70 [7]
Net investment income	1.73		1.84	1.56 [7]

Portfolio turnover rate	92%		97%	105%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period February 28, 2011 (inception date) through October 31, 2011.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

22	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2013		2012[2]

Net asset value, beginning of year	$12.73		$11.91

Income from operations:
Net investment income	0.28		0.30
Net realized and unrealized gain	0.00	[3]	0.86
Total income from operations	0.28		1.16

Less distributions from:
Net investment income	(0.00)	[3]	(0.28)
Net realized gains	(0.27)		(0.06)
Return of capital	(0.28)		—
Total distributions	(0.55)		(0.34)

Net asset value, end of year	$12.46		$12.73
Total return[4]	2.18%		9.84%

Net assets, end of year (000s)	$228		$11

Ratios to average net assets:
Gross expenses	1.15%[5]		1.64%[6]
Net expenses[7,8]	1.15	[5]	1.20 [6,9]
Net investment income	2.23		2.44 [6]

Portfolio turnover rate	92%		97%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2011 (inception date) through October 31, 2012.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2013	2012[2]

Net asset value, beginning of year	$12.73	$11.91

Income from operations:
Net investment income	0.25	0.27
Net realized and unrealized gain	0.00 [3]	0.86
Total income from operations	0.25	1.13

Less distributions from:
Net investment income	—	(0.25)
Net realized gains	(0.27)	(0.06)
Return of capital	(0.25)	—
Total distributions	(0.52)	(0.31)

Net asset value, end of year	$12.46	$12.73
Total return[4]	1.91%	9.56%

Net assets, end of year (000s)	$35	$11

Ratios to average net assets:
Gross expenses	1.61%	1.91%[5]
Net expenses[6,7,8]	1.45	1.45 [5]
Net investment income	1.96	2.19 [5]

Portfolio turnover rate	92%	97%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2011 (inception date) through October 31, 2012.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

24	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2013	2012	2011[2]

Net asset value, beginning of year	$12.73	$11.91	$12.00

Income (loss) from operations:
Net investment income	0.31	0.36	0.19
Net realized and unrealized gain (loss)	0.03	0.84	(0.10)
Total income from operations	0.34	1.20	0.09

Less distributions from:
Net investment income	(0.00) †	(0.32)	(0.18)
Net realized gains	(0.27)	(0.06)	—
Return of capital	(0.33)	—	—
Total distributions	(0.60)	(0.38)	(0.18)

Net asset value, end of year	$12.47	$12.73	$11.91
Total return[3]	2.62%	10.22%	0.76%

Net assets, end of year (000s)	$371,849	$64,138	$6,217

Ratios to average net assets:
Gross expenses	0.89%[4]	1.03%	2.15%[5]
Net expenses[6,7,8]	0.85 [4]	0.83	0.85 [5]
Net investment income	2.42	2.93	2.44 [5]

Portfolio turnover rate	92%	97%	105%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2011 (inception date) through October 31, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

†	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2013[2]

Net asset value, beginning of period	$12.97

Income (loss) from operations:
Net investment income	0.21
Net realized and unrealized loss	(0.51)
Total loss from operations	(0.30)

Less distributions from:
Net investment income	(0.00) †
Return of capital	(0.20)
Total distributions	(0.20)

Net asset value, end of period	$12.47
Total return[3]	(2.33)%

Net assets, end of period (000s)	$185,824

Ratios to average net assets:
Gross expenses[4]	0.76%
Net expenses[4,5,6,7]	0.75
Net investment income[4]	2.42

Portfolio turnover rate	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 1, 2013 (inception date) through October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, total annual fund operating expenses for Class IS shares will not exceed those of Class I. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

†	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

26	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Absolute Return Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	27

Notes to financial statements (cont’d)

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$380,292,184	—	$380,292,184
Collateralized mortgage obligations	—	6,270,822	—	6,270,822
Corporate bonds & notes	—	200,725,037	—	200,725,037
U.S. government & agency obligations	—	18,579,319	—	18,579,319
Non-U.S. Treasury inflation protected securities	—	10,055,136	—	10,055,136
Total long-term investments	—	$615,922,498	—	$615,922,498
Short-term investments†	$12,797,068	88,269,875	—	101,066,943
Total investments	$12,797,068	$704,192,373	—	$716,989,441
Other financial instruments:
Forward foreign currency contracts	—	$3,400,920	—	$3,400,920
Total	$12,797,068	$707,593,293	—	$720,390,361
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$6,673,132	—	—	$6,673,132
Forward foreign currency contracts	—	$10,122,200	—	10,122,200
Total	$6,673,132	$10,122,200	—	$16,795,332

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	29

Notes to financial statements (cont’d)

transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

30	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	31

Notes to financial statements (cont’d)

payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

32	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $10,122,200. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared daily and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	33

Notes to financial statements (cont’d)

federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$834,903	$(2,026,423)	$1,191,520
(b)	(9,990,184)	9,990,184	—

(a)	Reclassifications are primarily due to a tax net operating loss and book/tax differences in the treatment of an in-kind distribution of securities.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes, and a tax net operating loss which offsets short-term capital gains for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares did not exceed 1.20%, 1.95%, 1.70%, 1.20%, 1.45%, 0.85% and 0.75%, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund

34	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

operating expenses of Class I. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the year ended October 31, 2013, fees waived and/or expenses reimbursed amounted to $108,190.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Expires October 31, 2014	$71,177	—	$103,586	—	—	—	—
Expires October 31, 2015	74,285	—	43,874	—	$47	$49,700	—
Expires October 31, 2016	9,980	$1,489	6,863	—	20	74,775	$15,063
Total fee waivers/expense reimbursements subject to recapture	$155,442	$1,489	$154,323	—	$67	$124,475	$15,063

For the year ended October 31, 2013, LMPFA recaptured $59,373, $4, $3,565, $46 and $44,687 for Class A, Class C, Class C1, Class FI and Class I shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. Class C1 shares are not available for purchase by new or existing investors. Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges. There is a contingent deferred sales charge (“CDSC”) of 1.00% on new Class C shares which applies if redemption occurs within 12 months from purchase payment.

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	35

Notes to financial statements (cont’d)

For the year ended October 31, 2013, LMIS and its affiliates retained sales charges of $18,642 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$3,261	$2,730

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$775,155,452	$28,663,275
Sales	253,553,224	9,260,130

At October 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,061,785
Gross unrealized depreciation	(13,966,330)
Net unrealized depreciation	$(3,904,545)

At October 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
Euro-OAT	964	12/13	$170,457,526	$176,278,654	$(5,821,128)
German Euro Bund	339	12/13	64,507,331	65,359,335	(852,004)
Net unrealized loss on open futures contracts					$(6,673,132)

36	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

At October 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Chilean Peso	HSBC Bank USA, N.A.	4,238,000,000	$8,269,430	11/8/13	$(645)
Chilean Peso	HSBC Bank USA, N.A.	362,000,000	706,355	11/8/13	(16,200)
Chilean Peso	HSBC Bank USA, N.A.	918,000,000	1,791,254	11/8/13	33,980
Chilean Peso	HSBC Bank USA, N.A.	947,000,000	1,847,841	11/8/13	(866)
Chilean Peso	HSBC Bank USA, N.A.	352,000,000	686,843	11/8/13	12,190
Chilean Peso	HSBC Bank USA, N.A.	557,000,000	1,086,850	11/8/13	22,452
Australian Dollar	HSBC Bank USA, N.A.	18,780,000	17,740,641	11/12/13	(381,683)
Australian Dollar	HSBC Bank USA, N.A.	18,520,000	17,495,030	11/12/13	(325,747)
South Korean Won	HSBC Bank USA, N.A.	13,594,000,000	12,805,059	11/15/13	(1,347)
Chilean Peso	HSBC Bank USA, N.A.	2,093,000,000	4,063,629	12/12/13	(17,089)
Chilean Peso	HSBC Bank USA, N.A.	1,903,000,000	3,694,738	12/12/13	(48,010)
Chilean Peso	HSBC Bank USA, N.A.	338,000,000	656,238	12/12/13	(14,929)
Chilean Peso	HSBC Bank USA, N.A.	935,000,000	1,815,334	12/12/13	(33,589)
British Pound	HSBC Bank USA, N.A.	9,990,000	16,012,908	12/16/13	229,058
British Pound	HSBC Bank USA, N.A.	2,200,000	3,526,366	12/16/13	51,664
British Pound	HSBC Bank USA, N.A.	420,000	673,215	12/16/13	(3,417)
British Pound	JPMorgan Chase	980,000	1,570,836	12/16/13	(12,184)
Indian Rupee	Barclays Bank PLC	289,000,000	4,656,183	12/18/13	412,112
Indian Rupee	Barclays Bank PLC	208,000,000	3,351,163	12/18/13	168,301
Indian Rupee	Barclays Bank PLC	1,466,000,000	23,619,253	12/18/13	1,312,497
Indian Rupee	Barclays Bank PLC	145,000,000	2,336,147	12/18/13	(5,962)
Indian Rupee	Barclays Bank PLC	149,000,000	2,400,593	12/18/13	69,554
Indonesian Rupiah	JPMorgan Chase	80,700,000,000	7,060,410	1/24/14	(254,673)
Indonesian Rupiah	JPMorgan Chase	80,700,000,000	7,060,410	1/24/14	(257,327)
Chilean Peso	HSBC Bank USA, N.A.	975,000,000	1,878,865	2/14/14	(66,078)
Chilean Peso	HSBC Bank USA, N.A.	5,526,000,000	10,648,828	2/14/14	(288,765)
South Korean Won	HSBC Bank USA, N.A.	16,205,000,000	15,168,412	2/21/14	(9,783)
					573,514
Contracts to Sell:
Euro	Citibank, N.A.	83,360,000	113,182,731	11/7/13	(2,946,216)
Euro	Citibank, N.A.	14,250,000	19,348,056	11/7/13	(404,034)
Euro	HSBC Bank USA, N.A.	3,910,000	5,308,835	11/7/13	(57,435)
Euro	JPMorgan Chase	2,610,000	3,543,749	11/7/13	7,482
Euro	JPMorgan Chase	4,470,000	6,069,180	11/7/13	37,918
Euro	JPMorgan Chase	7,450,000	10,115,299	11/7/13	(49,828)
Chilean Peso	HSBC Bank USA, N.A.	1,181,000,000	2,304,435	11/8/13	(18,112)
Australian Dollar	HSBC Bank USA, N.A.	1,060,000	1,001,335	11/12/13	18,946
Australian Dollar	HSBC Bank USA, N.A.	1,130,000	1,067,461	11/12/13	(10,951)
Australian Dollar	JPMorgan Chase	2,410,000	2,276,621	11/12/13	(42,325)
Australian Dollar	Morgan Stanley & Co. Inc.	14,270,000	13,480,242	11/12/13	(693,180)

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	37

Notes to financial statements (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell: continued
South Korean Won	HSBC Bank USA, N.A.	8,794,000,000	$8,283,632	11/15/13	$(443,746)
South Korean Won	HSBC Bank USA, N.A.	3,000,000,000	2,825,892	11/15/13	(62,189)
South Korean Won	HSBC Bank USA, N.A.	1,800,000,000	1,695,535	11/15/13	(27,324)
Japanese Yen	Barclays Bank PLC	917,000,000	9,327,450	12/9/13	(30,839)
Japanese Yen	Citibank, N.A.	15,704,000,000	159,736,390	12/9/13	(1,919,933)
Japanese Yen	Citibank, N.A.	2,397,000,000	24,381,567	12/9/13	(423,546)
Japanese Yen	JPMorgan Chase	461,000,000	4,689,154	12/9/13	66,978
Japanese Yen	JPMorgan Chase	1,085,000,000	11,036,295	12/9/13	51,017
Canadian Dollar	Barclays Bank PLC	2,010,000	1,924,403	1/10/14	23,676
Canadian Dollar	HSBC Bank USA, N.A.	970,000	928,692	1/10/14	8,335
Canadian Dollar	HSBC Bank USA, N.A.	34,950,000	33,461,627	1/10/14	346,340
New Zealand Dollar	Citibank, N.A.	47,780,000	39,265,393	1/17/14	(180,636)
New Zealand Dollar	Citibank, N.A.	3,080,000	2,531,130	1/17/14	(4,144)
New Zealand Dollar	HSBC Bank USA, N.A.	18,890,000	15,523,719	1/17/14	404,329
New Zealand Dollar	Morgan Stanley & Co. Inc.	3,420,000	2,810,541	1/17/14	80,649
Swiss Franc	Citibank, N.A.	95,090,000	104,869,835	1/22/14	(862,791)
Swiss Franc	UBS AG	5,320,000	5,867,152	1/22/14	30,237
Polish Zloty	Citibank, N.A.	85,330,000	27,567,096	1/24/14	(93,241)
Polish Zloty	Citibank, N.A.	4,910,000	1,586,247	1/24/14	13,205
Polish Zloty	JPMorgan Chase	2,690,000	869,044	1/24/14	(1,235)
South Korean Won	HSBC Bank USA, N.A.	16,205,000,000	15,168,412	2/21/14	(112,201)
					(7,294,794)
Net unrealized loss on open forward foreign currency contracts					$(6,721,280)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2013.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$3,400,920

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$6,673,132	—	$6,673,132
Forward foreign currency contracts	—	$10,122,200	10,122,200
Total	$6,673,132	$10,122,200	$16,795,332

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

38	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$2,668,961	—	$2,668,961
Forward foreign currency contracts	—	$(2,466,847)	(2,466,847)
Total	$2,668,961	$(2,466,847)	$202,114

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(6,601,279)	—	$(6,601,279)
Forward foreign currency contracts	—	$(6,451,181)	(6,451,181)
Total	$(6,601,279)	$(6,451,181)	$(13,052,460)

During the year ended October 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$116,563,785
Forward foreign currency contracts (to buy)	100,546,916
Forward foreign currency contracts (to sell)	333,414,643

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C, Class C1, Class F1 and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C, Class C1 and Class R shares calculated at the annual rate of 0.75%, 0.50% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$145,200	$44,458
Class C	66,812	9,375

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	39

Notes to financial statements (cont’d)

	Service and/or Distribution Fees	Transfer Agent Fees
Class C1	$48,126	$9,673
Class FI	162	37
Class R	62	36
Class I	—	130,533
Class IS1	—	2,666
Total	$260,362	$196,778

[1]	For the period March 1, 2013 (inception date) through October 31, 2013.

For the year ended October 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$9,980
Class C	1,489
Class C1	6,863
Class FI	—
Class R	20
Class I	74,775
Class IS1	15,063
Total	$108,190

[1]	For the period March 1, 2013 (inception date) through October 31, 2013.

6. Distributions to shareholders by class

	Year Ended October 31, 2013		Year Ended October 31, 2012
Net Investment Income:
Class A	$2,352		$511,314
Class C	2,933		1,673	[1]
Class C1	193		204,501	[2]
Class FI	0	*	236
Class R	—		210
Class I	299,359		896,841
Class IS3	14,491		—
Total	$319,328		$1,614,775

[1]	For the period August 1, 2012 (inception date) through October 31, 2012.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]	For the period March 1, 2013 (inception date) through October 31, 2013.

*	Amount represents less than $1.

40	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Realized Gains:
Class A	$409,327	$106,956
Class C	16,985	—	[1]
Class C1	155,753	69,198	[2]
Class FI	232	48
Class R	231	47
Class I	1,468,043	28,850
Class IS3	—	—
Total	$2,050,571	$205,099

[1]	For the period August 1, 2012 (inception date) through October 31, 2012.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]	For the period March 1, 2013 (inception date) through October 31, 2013.

	Year Ended October 31, 2013	Year Ended October 31, 2012
Return of Capital:
Class A	$1,214,769	—
Class C	83,366	—
Class C1	110,813	—
Class FI	1,431	—
Class R	240	—
Class I	4,243,054	—
Class IS1	2,348,280	—
Total	$8,001,953	—

[1]	For the period March 1, 2013 (inception date) through October 31, 2013.

7. Shares of beneficial interest

At October 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	11,923,527	$151,923,070	1,458,843	$17,897,385
Shares issued on reinvestment	126,978	1,603,728	50,564	616,441
Shares repurchased	(2,233,088)	(28,365,216)	(2,051,677)	(25,289,912)
Net increase (decrease)	9,817,417	$125,161,582	(542,270)	$(6,776,086)

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	41

Notes to financial statements (cont’d)

	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares		Amount
Class C
Shares sold	1,069,477	$13,841,975	52,832	[1]	$665,650	[1]
Shares issued on reinvestment	6,954	87,887	127	[1]	1,608	[1]
Shares repurchased	(99,502)	(1,254,212)	(12,457)	[1]	(156,919)	[1]
Net increase	976,929	$12,675,650	40,502	[1]	$510,339	[1]
Class C1
Shares sold	20,233	$262,317	539,666	[2]	$6,629,057	[2]
Shares issued on reinvestment	20,483	259,504	22,305	[2]	270,361	[2]
Shares repurchased	(240,482)	(3,073,066)	(1,198,809)	[2]	(14,585,225)	[2]
Net decrease	(199,766)	$(2,551,245)	(636,838)	[2]	$(7,685,807)	[2]
Class FI
Shares sold	17,326	$219,274	—		—
Shares issued on reinvestment	132	1,662	23		$284
Shares repurchased	(1)	(18)	—		—
Net increase	17,457	$220,918	23		$284
Class R
Shares sold	1,813	$22,848	—		—
Shares issued on reinvestment	37	471	21		$257
Net increase	1,850	$23,319	21		$257
Class I
Shares sold	38,241,020	$491,279,311	5,322,133		$65,476,294
Shares issued on reinvestment	310,814	3,934,120	57,596		714,549
Shares repurchased	(13,758,879)	(176,550,004)	(863,607)		(10,752,240)
Net increase	24,792,955	$318,663,427	4,516,122		$55,438,603
Class IS3
Shares sold	19,962,185	$255,869,445	—		—
Shares issued on reinvestment	179,250	2,270,051	—		—
Shares repurchased	(5,241,869)	(66,567,521)	—		—
Net increase	14,899,566	$191,571,975	—		—

[1]	For the period August 1, 2012 (inception date) through October 31, 2012.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]	For the period March 1, 2013 (inception date) through October 31, 2013.

8. Line of credit

The Fund, along with certain other Legg Mason Funds, participated in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matured on February 28, 2013. Pursuant to the Credit Agreement, each participating fund was liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bore interest at a rate equal to the prevailing LIBOR rate plus LIBOR rate margin. The Fund did not utilize the line of credit during the period ended February 28, 2013. The Fund did not renew the Credit Agreement.

42	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Tax Character of Distribution	Record Date	Payable Date	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Ordinary Income	Daily	11/30/2013	$0.024961	$0.017068	$0.019770	$0.025933	$0.022248	$0.028691	$0.029770

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$774,690	$1,819,874
Net long-term capital gains	1,595,209	—
Total taxable distributions	$2,369,899	$1,819,874
Tax return of capital	8,001,953	—
Total distributions paid	$10,371,852	$1,819,874

As of October 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

Other book/tax temporary differences(a)	$7,918,449
Unrealized appreciation (depreciation)(b)	(17,245,526)
Total accumulated earnings (losses) — net	$(9,327,077)

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures and foreign currency contracts, book/tax differences in the treatment of distributions paid, and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended October 31, 2013, the Fund had redemptions-in-kind with total proceeds in the amount of $55,851,848. The net realized gains on these redemptions-in-kind amounted to $2,026,423, which will not be realized for tax purposes.

Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report	43

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Legg Mason BW Absolute Return Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason BW Absolute Return Opportunities Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at October 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 20, 2013

44	Legg Mason BW Absolute Return Opportunities Fund 2013 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason BW Absolute Return Opportunities Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years

Director of Cheyne Capital International Limited (investment advisory firm). Formerly, Director/Trustee of Legg Mason Institutional Funds plc, WAFixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Legg Mason BW Absolute Return Opportunities Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 15 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 15 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other board memberships held by Trustee during past five years	Director of Ticc Investment Capital Corp.

46	Legg Mason BW Absolute Return Opportunities Fund

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Santa Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Interested Trustees[3]
Jennifer W. Murphy
Year of birth	1964
Position(s) with Trust	Trustee and Chair
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years

Executive Vice President and Chief Administrative Officer of Legg Mason, Inc. (since 2013); formerly: Chief Operations

Officer of LMM LLC (1999 to 2013); President and CEO of Legg Mason Capital Management, LLC (“LMCM”) and Manager of LMCM and predecessors (1998 to 2013).

Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee during past five years	None

Legg Mason BW Absolute Return Opportunities Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustees[3] cont’d
Kenneth D. Fuller
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Number of funds in fund complex overseen by Trustee	155
Other board memberships held by Trustee during past five years	None
Executive Officers

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

48	Legg Mason BW Absolute Return Opportunities Fund

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Effective June 1, 2013, Ms. Murphy was appointed to the position of Trustee and Chair and Mr. Fuller was appointed to the position of Trustee, President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer, Mr. Gerken retired May 31, 2013. Ms. Murphy and Mr. Fuller are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

Legg Mason BW Absolute Return Opportunities Fund	49

Legg Mason BW

Absolute Return Opportunities Fund

Trustees

Kenneth D. Fuller*

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy*

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Effective June 1, 2013, Ms. Murphy became a Trustee and Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Legg Mason BW Absolute Return Opportunities Fund

The Fund is a separate series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Absolute Return Opportunities Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Absolute Return Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014206 12/13 SR13-2082

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2012 and October 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $195,925 in 2012 and $72,425 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,250 in 2012 and $4,250 in 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,500 in 2012 and $45,890 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $2,645 in 2012 and $4,081 in 2013, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $26,900 in 2012 and $240,000 in 2013.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Global Asset Management Trust

Date:	December 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Global Asset Management Trust

Date:	December 23, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Global Asset Management Trust

Date:	December 23, 2013